SIX CIRCLES FUNDS

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

(each a series of Six Circles Trust)

Supplement dated January 13, 2023

to the Statement of Additional Information dated August 28, 2022, as amended

On December 6, 2022, the Board of Trustees of the Six Circles Trust (the “Trust”) appointed Kevin Klingert as an Interested Trustee of the Trust.

Effective immediately the “Trustees — Trustee Compensation” section of Part I is hereby amended to add the following as the second paragraph of the section:

As of January 1, 2022, the Fund Complex(1), which includes all of the Funds in the Six Circles Trust and several additional registered funds that are also overseen by the Trustees, will collectively pay each Trustee who is not an employee of J.P. Morgan or its affiliated entities an annual base fee of $230,000 (with any new Trustee receiving a pro rata portion of the base fee depending on when each became a Trustee). The Fund Complex will pay the Audit Committee chair $25,000 annually in addition to his base fee and the Lead Independent Trustee $40,000 annually in addition to his base fee. This aggregated compensation is allocated among each fund in the Fund Complex in the following manner: (i) a fixed allocation of $20,000 per fund; and (ii) the remaining portion of the aggregate compensation allocated ratably by net assets among the funds.

Additionally, footnote 2 to the table under the “Trustees — Trustee Compensation” section of Part I is hereby deleted and replaced with the following:

(2)	Mr. Klingert resigned from the Board of Trustees effective April 7, 2021. Mr. Klingert was re-appointed to the Board of Trustees on December 6, 2022.

Additionally, the Interested Trustees chart in the “Trustees” section of Part II is hereby deleted and replaced with the chart below:

Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years
Interested Trustees
Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of US Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

Name (Year of Birth; Positions with the Funds Since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)	Other Directorships Held During the Past 5 Years

Kevin Klingert (1962)*; Trustee since 2022	Retired; President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	11	Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021-October 2022)

(1)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Fund Complex for which the Board serves currently includes three registered investment companies (11 funds).

*

From April 12, 2021 to October 1, 2022, Mr. Klingert was the President of Russell Investments Group, Ltd., where he also held numerous other positions, including as a director of Russell Investments Implementation Services, LLC, the interim sub-adviser to the Funds. Due to his prior employment, the Trust has determined to treat Mr. Klingert as an “interested person” for at least two years following the end of his employment at Russell Investments Group, Ltd. Mr. Klingert has no ongoing financial interest in Russell Investments Group, Ltd. or Russell Investments Implementation Services, LLC.

Further, the following is added as the sixth paragraph of the “Trustees — Qualification of Trustees” section of Part II:

Kevin Klingert. Mr. Klingert has significant investment management and financial services experience. Mr. Klingert previously served as President of Russell Investments Group, Ltd., Senior Advisor and Managing Director at Morgan Stanley Investment Management Inc., and has over 26 years of portfolio management experience at several large financial services firms.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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